SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 13, 2005

LADENBURG THALMANN FINANCIAL SERVICES INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 409-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-10.1 STOCK OPTION AGREEMENT DATED AS OF JUNE 1,2005, BETWEEN COMPANY AND BRUCE S. MENDELSOHN
EX-10.2 SUBSCRIPTION AGREEMENT BETWEEN COMPANY AND BRUCE S.MENDELSOHN
EX-10.3 STOCK OPTION AGREEMENT,DATED AS OF JUNE 1,2005, BETWEEN COMPANY AND L.KEITH MULLINS
EX-10.4 SUBSCRIPTION AGREEMENT BETWEEN COMPANY AND L.KEITH MULLINS
EX-10.5 STOCK OPTION AGREEMENT,DATED AS OF JUNE 1,2005,BETWEEN COMPANY AND MARK D. COE
EX-10.6 SUBSCRIPTION AGREEMENT BETWEEN COMPANY AND MARK D. COE
EX-10.7 STOCK PURCHASE AGREEMENT BETWEEN COMPANY AND MARK D. COE
EX-99.1 PRESS RELEASE DATED JUNE 10,2005
EX-99.2 PRESS RELEASE DATED JUNE 10,2005

Item 3.02 Unregistered Sales of Equity Securities.

     Ladenburg Thalmann Financial Services Inc. (“Company”) and/or Ladenburg Thalmann & Company Inc. (“Ladenburg”), the Company’s primary operating subsidiary, entered into employment agreements with Bruce S. Mendelsohn, L. Keith Mullins and Mark D. Coe.

     Bruce S. Mendelsohn has agreed to serve as the Company’s Managing Director and Senior Executive Vice President effective July 1, 2005. Under the employment agreement with Mr. Mendelsohn, the Company has granted Mr. Mendelsohn a ten-year option to purchase 2,000,000 shares of the Company’s common stock at $0.645 per share. The option will vest as to 10% of the options on the date of grant and as to 22.5% of the remaining options on each of the second, third, fourth and fifth anniversaries of the date of grant. Additionally, as part of the employment agreement with Mr. Mendelsohn, Mr. Mendelsohn entered into a Subscription Agreement with the Company to purchase 225,000 shares of the Company’s common stock at $0.45 per share for an aggregate purchase price of $101,250. The Company has agreed to register for re-sale the shares of common stock underlying the option and those to be purchased pursuant to the Subscription Agreement. However, Mr. Mendelsohn has agreed that he will not sell, transfer or assign any of the shares he purchases pursuant to the Subscription Agreement until November 15, 2005.

     L. Keith Mullins has agreed to serve as Executive Vice President of Ladenburg effective June 1, 2005. Under the employment agreement with Mr. Mullins, the Company has granted Mr. Mullins a ten-year option to purchase 3,000,000 shares of the Company’s common stock at $0.645 per share. The option will vest in four equal annual instalments commencing on the first anniversary of the date of grant. Additionally, as part of the employment agreement with Mr. Mullins, Mr. Mullins entered into a Subscription Agreement with the Company to purchase 2,222,222 shares of the Company’s common stock at $0.45 per share for an aggregate purchase price of $1,000,000. The Company has agreed to register for re-sale the shares of common stock underlying the option and those to be purchased pursuant to the Subscription Agreement. However, Mr. Mullins has agreed that he will not sell, transfer or assign any of the shares he purchases pursuant to the Subscription Agreement until November 15, 2005.

     Mark D. Coe has agreed to serve as Managing Director and Chief Investment Officer of Ladenburg effective July 1, 2005. Under the employment agreement with Mr. Coe, the Company (i) has granted Mr. Coe a ten-year option (“Coe Vesting Option”) to purchase 1,500,000 shares of the Company’s common stock at $0.645 per share and (ii) will afford Mr. Coe the right (“Coe Purchase Right”) to purchase 775,000 shares of the Company’s common stock at $0.645. The Coe Vesting Option will vest as to 250,000 shares on each of the first, second, third and fourth anniversaries of the date of grant and an additional 125,000 shares on the third anniversary of the date of grant and an additional 375,000 shares on the fourth anniversary of the date of grant; provided, however, that the last 500,000 shares underlying the Coe Vesting Option shall not become exercisable unless and until all shares underlying the Coe Purchase Right have been purchased. The Coe Purchase Right will vest in full upon the date of grant and will be automatically exercised and paid for using net commissions payable to Mr. Coe under the employment agreement and Mr. Coe’s share of net profit under the operating agreement for Coe Capital Management, LLC in excess of $600,000 annually (as set forth in the employment agreement with Mr. Coe). Additionally, as part of the employment agreement with Mr. Coe, Mr. Coe entered into a Subscription Agreement with the Company to purchase 2,222,222 shares of the Company’s common stock at $0.45 per share for an aggregate purchase price of $1,000,000. The Company has agreed to register for re-sale the shares of common stock underlying the Coe Vesting Option as well as the shares to be purchased by Mr. Coe pursuant to the Coe Purchase Right and Subscription Agreement. However, Mr. Coe has agreed that he will not sell, transfer or assign any of the shares he purchases pursuant to the Coe Purchase Right and Subscription Agreement until November 15, 2005.

     The summary of the foregoing transactions are qualified in their entirety by reference to the text of the related agreements, which are attached as exhibits hereto and are incorporated herein by reference.

Item 8.01 Other Events.

     The Company also announced that it is contemplating a private placement of its common stock to raise approximately $10,000,000, with a per-share offering price of $0.45. Any funds received by the Company from the private placement will be utilized for general corporate purposes. A copy of the press release announcing the contemplated offering is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Stock Option Agreement, dated as of June 1, 2005, between Ladenburg Thalmann Financial Services Inc. and Bruce S. Mendelsohn

10.2	Subscription Agreement between Ladenburg Thalmann Financial Services Inc. and Bruce S. Mendelsohn

10.3	Stock Option Agreement, dated as of June 1, 2005, between Ladenburg Thalmann Financial Services Inc. and L. Keith Mullins

10.4	Subscription Agreement between Ladenburg Thalmann Financial Services Inc. and L. Keith Mullins

10.5	Stock Option Agreement, dated as of June 1, 2005, between Ladenburg Thalmann Financial Services Inc. and Mark D. Coe

10.6	Subscription Agreement between Ladenburg Thalmann Financial Services Inc. and Mark D. Coe

10.7	Stock Purchase Agreement between Ladenburg Thalmann Financial Services Inc. and Mark D. Coe

99.1	Press release dated June 10, 2005

99.2	Press release dated June 10, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2005

LADENBURG THALMANN FINANCIAL SERVICES INC.

By:	/s/ Salvatore Giardina

Name: Salvatore Giardina
Title: Vice President and Chief Financial Officer